UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2010

American Energy Fields, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-152023	26-1657084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3266 W. Galveston Drive #101 Apache Junction, AZ	85120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 288-6530

70160 Sun Valley Drive Rancho Mirage, CA 92270
(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

AMERICAN ENERGY FIELDS, INC.

TABLE OF CONTENTS

		Page
Item 5. 02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

Item 9.01	Financial Statements and Exhibits	4

EXPLANATORY NOTE

This amendment on Form 8-K/A (the “Amendment”) amends the Current Report for American Energy Fields, Inc. on Form 8-K, as initially filed with the Securities and Exchange Commission on February 3, 2010 (the “Original Report”).  The purpose of this Amendment is to correct the reference to Item 5.02 herein.  This Amendment is an amendment and restatement of the Original Report in its entirety in order to provide a complete presentation.

Item 5.0 2	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On February 1, 2010, American Energy Fields, Inc. (the “Company”) entered into a consulting agreement (the “Agreement”) with David Lieberman whereby Mr. Lieberman will serve as the Company’s Acting Chief Financial Officer, effective February 1, 2010 and continuing on a month-by-month basis.  On February 1, 2010, the Company’s sole director approved the appointment of Mr. Lieberman as Acting Chief Financial Officer.

 David P. Lieberman is a Certified Public Account with professional experience dating back to 1970.  He is currently a Director and CFO for Datascension, Inc., a publicly traded company with revenues in excess $20 million in 2007.   From 2006 to 2007 Mr. Lieberman served as Director, COO, and CFO for Dalrada Financial Corporation.  He consulted John Goyak & Associates from December, 2002 until June 30, 2003 when he accepted the position as CFO effective July 1, 2003 and resigned September 30, 2006.  John Goyak & Associates is a privately held company that provides consulting services to the aerospace industry.  Mr. Lieberman graduated from University of Cincinnati with a BBA in 1967

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Consulting Agreement (Incorporated by reference to our Form 8-K filed with the Securities and Exchange Commission on February 3, 2010)

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   February 18, 2010

AMERICAN ENERGY FIELDS, INC.

By:	/s/ Joshua Bleak
Name: Joshua Bleak
Title: President

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Consulting Agreement (Incorporated by reference to our Form 8-K filed with the Securities and Exchange Commission on February 3, 2010)